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EX-99.906CERT                                                      Exhibit 12(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The Chief Executive Officer and the Chief Financial Officer of Keyco Bond Fund, Inc. (the "Registrant"), each certify to the best of his and her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2006 (the "Form N-CSR") fully complies with the requirements of
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer:                Chief Financial Officer:


/s/ Joel D. Tauber                      /s/ Ellen T. Horing
-------------------------------------   ----------------------------------------
Joel D. Tauber                          Ellen T. Horing

Date: November 28, 2006                 Date: November 28, 2006